UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Technology Solutions Company
(Exact name of registrant as specified in its charter)

Delaware	000-19433	36-3584201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Monroe Street, Suite 2600 Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 228-4500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2008, Technology Solutions Company (the “Company”) and Valkre Solutions, Inc. (“Valkre”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell and Valkre agreed to acquire substantially all of the assets and assume certain liabilities of the Company’s Customer Value Creation (“CVC”) practice (the “Practice”) together with certain other assets, liabilities, properties and rights of the Company relating to its CVC business. Under the terms of the Purchase Agreement, (a) Valkre will pay the Company a purchase price of Four Hundred Thousand Dollars ($400,000), and will be obligated to pay a seven percent (7%) commission on all signed contracts exceeding One Million Two Hundred and Fifty Thousand Dollars ($1,250,000) for a period of twelve months from the effective date, (b) Valkre will assume specified liabilities of the Practice and certain obligations under assigned contracts and intellectual property, and (c) Valkre will provide the Company a Senior Promissory Note, effective December 31, 2008, in the amount of $270,000 at the then applicable federal rate published by the Internal Revenue Service to be repaid in two installments, with the first payment to be made March 31, 2009 and the second payment to be made June 30, 2009. Jerry Alderman, a former Senior Vice President for the Company, is the primary shareholder of Valkre.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the Senior Promissory Note is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2008, the Company closed on the divestiture of the CVC Practice pursuant to the Purchase Agreement (see “Item 1.01 Entry into a Material Definitive Agreement”).

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on January 6, 2009, announcing that the parties had entered into and closed the Purchase Agreement and other corporate information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Pro-forma financial information is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

(d) Exhibits.

10.1	Asset Purchase Agreement between Valkre Solutions, Inc. and Technology Solutions Company

10.2	Senior Promissory Note between Valkre Solutions, Inc. and Technology Solutions Company

10.3	Pro-forma financial information for Company

99.1	Press Release titled Technology Solutions Company Announces Sale of Business Unit dated January 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: January 7, 2009

By: /s/  Timothy G. Rogers
Name: Timothy G. Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement between Valkre Solutions, Inc. and Technology Solutions Company

10.2	Senior Promissory Note between Valkre Solutions, Inc. and Technology Solutions Company

10.3	Pro-forma financial information for Company

99.1	Press Release titled Technology Solutions Company Announces Sale of Business Unit dated January 6, 2009